Contractual Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Contractual Commitments and Contingencies
Contractual Commitments and Contingencies
Contractual Commitments—NewMarket has operating lease agreements primarily for office space, transportation equipment, and storage facilities. Rental expense was $25 million in 2012, $24 million in 2011, and $22 million in 2010.
Future lease payments for all noncancelable operating leases as of December 31, 2012 are (in millions):

2013	$11
2014	8
2015	5
2016	3
2017	1
After 2017	1

We have contractual obligations for the construction of assets, as well as purchases of property and equipment of approximately $17 million at December 31, 2012.
Raw Material Purchase Obligations—We have raw material purchase obligations over the next five years amounting to approximately $305 million at December 31, 2012 for agreements to purchase goods or services that are enforceable, legally binding, and specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum, or variable price provisions; and the approximate timing of the transaction. Raw material purchase obligations exclude agreements that are cancelable without penalty. Purchase orders made in the ordinary course of business are excluded from this amount. Any amounts for which we are liable under purchase orders are reflected in our Consolidated Balance Sheets as accounts payable and accrued expenses.
Litigation—We are involved in legal proceedings that are incidental to our business and include administrative or judicial actions seeking remediation under environmental laws, such as Superfund. Some of these legal proceedings relate to environmental matters and involve governmental authorities. For further information see “Environmental” below and Item 3.
While it is not possible to predict or determine with certainty the outcome of any legal proceeding, we believe the outcome of any of these proceedings, or all of them combined, will not result in a material adverse effect on our consolidated results of operation, financial condition, or cash flows.
As we previously disclosed, the United States Department of Justice has advised us that it is conducting a review of certain of our foreign business activities in relation to compliance with relevant U.S. economic sanctions programs and anti-corruption laws, as well as certain historical conduct in the domestic U.S. market, and has requested certain information in connection with such review. We are cooperating with the investigation. In connection with such cooperation, we have voluntarily agreed to provide certain information and are conducting an internal review for that purpose.
Asbestos
We are a defendant in personal injury lawsuits involving exposure to asbestos. These cases involve exposure to asbestos in premises owned or operated, or formerly owned or operated, by subsidiaries of NewMarket. We have never manufactured, sold, or distributed products that contain asbestos. Nearly all of these cases are pending in Texas, Louisiana, or Illinois and involve multiple defendants. We maintain an accrual for these proceedings, as well as a receivable for expected insurance recoveries.
The accrual for our premises asbestos liability related to currently asserted claims is based on the following assumptions and factors:

•	We are often one of many defendants. This factor influences both the number of claims settled against us and also the indemnity cost associated with such resolutions.

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The estimated percent of claimants in each case that will actually, after discovery, make a claim against us, out of the total number of claimants in a case, is based on a level consistent with past experience and current trends.

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We utilize average comparable plaintiff cost history as the basis for estimating pending premises asbestos related claims. These claims are filed by both former contractors’ employees and former employees who worked at past and present company locations. We also include an estimated inflation factor in the calculation.

•	No estimate is made for unasserted claims.

•	The estimated recoveries from insurance and Albemarle Corporation for these cases are based on, and are consistent with, the 2005 settlement agreements with Travelers Indemnity Company.
Based on the above assumptions, we have provided an undiscounted liability related to premises asbestos claims of $11 million at both December 31, 2012 and December 31, 2011. The liabilities related to asbestos claims are included in accrued expenses (current portion) and other noncurrent liabilities on the Consolidated Balance Sheets. Certain of these costs are recoverable through our insurance coverage and agreement with Albemarle Corporation. The receivable for these recoveries related to premises asbestos liabilities was $8 million at December 31, 2012 and $7 million at December 31, 2011. These receivables are included in trade and other accounts receivable, net on the Consolidated Balance Sheets for the current portion. The noncurrent portion is included in other assets and deferred charges.
Environmental—In 2000, the EPA named us as a PRP under Superfund law for the clean-up of soil and groundwater contamination at the five grouped disposal sites known as "Sauget Area 2 Sites" in Sauget, Illinois. Without admitting any fact, responsibility, fault, or liability in connection with this site, we are participating with other PRPs in site investigations and feasibility studies. The Sauget Area 2 Sites PRPs received notice of approval from the EPA of the Remedial Investigation report on February 27, 2009 and notice of approval of their October 2009 Human Health Risk Assessment on December 17, 2009. The PRPs expect to submit their revised Feasibility Study (FS) to the EPA in 2013. We have accrued our estimated proportional share of the expenses for the FS, as well as our best estimate of our proportional share of the remediation liability proposed in our ongoing discussions and submissions with the agencies involved. We do not believe there is any additional information available as a basis for revision of the liability that we have established at December 31, 2012. The amount accrued for this site is not material.
The accruals for environmental remediation, dismantling, and decontamination at our most significant environmental remediation sites are shown below. At the former TEL plant site shown in the table below, we have completed significant environmental remediation, although we will be monitoring and treating the site for an extended period. The accruals below have been discounted to present value, and include an inflation factor in the estimate. The remaining environmental liabilities not shown separately below are not discounted.

	December 31, 2012			December 31, 2011
(in millions)	Former TEL Plant Site, Louisiana	Houston, Texas Plant Site	Superfund Site, Louisiana	Former TEL Plant Site, Louisiana	Houston, Texas Plant Site	Superfund Site, Louisiana
Accrual, discounted	$5.6	$6.1	$3.2	$6.1	$7.4	$3.1
Accrual, undiscounted	6.9	9.3	4.4	7.7	10.2	4.0
Discount rate for accrual	3%	3%	3%	3%	3%	3%
Expected future payments:
2013	$0.8	$0.8	$0.0
2014	0.8	0.2	0.0
2015	0.6	0.2	0.2
2016	0.5	0.1	0.3
2017	0.5	0.2	0.3
Thereafter	3.7	7.8	3.6

Of the total accrual at the Houston, Texas plant site, $5.8 million at December 31, 2012 and $7.0 million at December 31, 2011 relates to remediation. Of the total remediation, $5.6 million at December 31, 2012 and $6.5 million at December 31, 2011 relates to remediation of groundwater and soil.
We accrue for environmental remediation and monitoring activities for which costs can be reasonably estimated and are probable. These estimates are based on an assessment of the site, available clean-up methods, and prior experience in handling remediation. While we believe we are currently fully accrued for known environmental issues, it is possible that unexpected future costs could have a significant impact on our financial position, results of operation, and cash flows.
Our total accruals for environmental remediation were approximately $19.7 million at December 31, 2012 and $21.7 million at December 31, 2011. In addition to the accruals for environmental remediation, we also had accruals for dismantling and decommissioning costs of $500 thousand at December 31, 2012 and $600 thousand at December 31, 2011.
We spent $18 million in 2012, $19 million in 2011, and $18 million in 2010 for ongoing environmental operating and clean-up costs, excluding depreciation of previously capitalized expenditures. On capital expenditures for pollution prevention and safety projects, we spent $10 million in 2012, $9 million in 2011, and $7 million in 2010.
Guarantees and letters of credit - We have agreements with several financial institutions who provide guarantees for certain business activities of our subsidiaries, including performance, insurance, credit, lease, and customs and excise guarantees. The parent company provides guarantees of the subsidiaries' performance under these agreements and also provides a guarantee for repayment of lines of credit for subsidiaries in China and India. Guarantees outstanding under all of these agreements at December 31, 2012 are $13 million. At December 31, 2012, $3 million of these guarantees are secured by letters of credit, all of which were issued under the $100 million letter of credit sub-facility of our revolving credit facility. See Note 12 for further information. The letters of credit relate to insurance and performance guarantees. The maximum potential amount of future payments under all other guarantees not secured by letters of credit at December 31, 2012 is $18 million. We have no liability accrued for these guarantees, however there is $4 million drawn on lines of credit in China and India, which is recorded in Long-term debt, current portion on the Consolidated Balance Sheets. See Note 12 for further information. We accrue for potential liabilities when a future payment is probable and the range of loss can be reasonably estimated.
Expiration dates of the letters of credit and certain guarantees range from 2013 to 2021. Some of the guarantees have no expiration date. We renew letters of credit as necessary.
At December 31, 2012, we also had a cash deposit of $38 million related to the Goldman Sachs interest rate swap. The cash deposit is recorded in “Other assets and deferred charges” on the Consolidated Balance Sheets. See Note 16 for further information.